UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2005

ORPHAN MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24760	41-1784594
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

13911 Ridgedale Drive, Suite 250, Minnetonka, MN		55305
(Address of principal executive offices)		(Zip Code)

(952) 513-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events and Regulation FD Disclosure.

On June 22, 2005, Orphan Medical, Inc.(the “Company”) issued a press release to announce the voting results at its special meeting of stockholders, held on June 22, 2005, regarding the Company’s proposed merger with Jazz Pharmaceuticals, Inc.  A copy of the press release is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01.              Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release, dated June 22, 2005, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  June 22, 2005

ORPHAN MEDICAL, INC.

By:	/s/ Timothy G. McGrath
Name: Timothy G. McGrath
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 22, 2005, issued by the Company.